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                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




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                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 21, 2002

                         Commission File Number 1-13123



                                METALS USA, INC.
             (Exact name of Registrant as Specified in its Charter)



                 DELAWARE                               76-0533626
      (State or other jurisdiction                   (I.R.S. Employer
   of incorporation or organization)             Identification Number)



           THREE RIVERWAY, SUITE 600
               HOUSTON, TEXAS                             77056
  (Address of Principal Executive Offices)             (Zip Code)



      Registrant's telephone number, including area code: (713) 965-0990




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                                METALS USA, INC.

                                    FORM 8-K


ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On June 21, 2002, Metals USA, Inc. (the "Company"), dismissed Arthur Andersen LLP ("Andersen") as their principal independent accountant and engaged Deloitte & Touche LLP ("Deloitte") as their principal independent accountant. The decision to change principal independent accountants was recommended by the Audit Committee and was approved by the Board of Directors of the Company. The change will be effective immediately.

     Andersen's reports on the consolidated financial statements of the Company for the year ended December 31, 2001, included an explanatory paragraph concluding that substantial doubt exists about the Company's ability to continue as a going concern given that the Company and all of its subsidiaries filed for reorganization under Chapter 11 of the United States Bankruptcy Code on November 14, 2001. Andersen's reports on the consolidated financial statements of the Company for the year ended December 31, 2000, did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the past two fiscal years and through the date of this Current Report, there have been no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter in connection with its reports on the Company's consolidated financial statements for such years, nor have there been any reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Arthur Andersen a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter dated June 21, 2002, stating that it has found no basis for disagreement with such statements.

     During the past two fiscal years and through the date of this Current Report, the Company has not consulted with Deloitte on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements. Nor has the Company consulted with Deloitte during the last two fiscal years or through the date of this Current Report regarding any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event as listed in Item 304(a)(1)(v) of Regulation S-K.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     (c)   EXHIBITS:

     16.1     Letter from Arthur Andersen LLP dated June 21, 2002.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, who has signed this report on behalf of the Registrant.



                                                 METALS USA, INC.




Date:  June 21, 2002                  By:        /s/ Terry L. Freeman
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                                                     Terry L. Freeman
                                             Senior Vice President, Treasurer
                                               and Chief Accounting Officer




















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